Exhibit 99.1

Yahoo! Reports Second Quarter 2006 Financial Results; Revenues - $1,576 Million,
     Operating Income - $230 Million, Operating Income Before Depreciation,
        Amortization and Stock-Based Compensation Expense - $457 Million

     SUNNYVALE, Calif.--(BUSINESS WIRE)--July 18, 2006--Yahoo! Inc. (Nasdaq:YHOO) today reported results for the second quarter ended June 30, 2006.
     "Yahoo! continued to make major strides this quarter against some of our most valuable business initiatives, further strengthening our foundation for ongoing growth," said Terry Semel, chairman and chief executive officer, Yahoo!. "Our ability to remain focused on our advertiser and consumer communities, while also continuing to innovate and take advantage of new opportunities in the marketplace, has put us in a great position."

     Second Quarter 2006 Financial Results

     -- Revenues were $1,576 million for the second quarter of 2006, a 26 percent increase compared to $1,253 million for the same period of 2005.

     -- Marketing services revenue was $1,386 million for the second quarter of 2006, a 27 percent increase compared to $1,094 million for the same period of 2005.

     -- Fees revenue was $190 million for the second quarter of 2006, a 19 percent increase compared to $159 million for the same period of 2005.

     -- Revenues excluding traffic acquisition costs ("TAC") were $1,123 million for the second quarter of 2006, a 28 percent increase compared to $875 million for the same period of 2005.

     -- Gross profit for the second quarter of 2006 was $930 million, a 24 percent increase compared to $753 million for the same period of 2005.

     -- Operating income for the second quarter of 2006 was $230 million (including $100 million for stock-based compensation expense recorded under the fair value method), a 12 percent decrease compared to $261 million (including $11 million for stock-based compensation expense recorded under the intrinsic value method) for the same period of 2005.

     -- Operating income before depreciation, amortization and stock-based compensation expense for the second quarter of 2006 was $457 million, a 24 percent increase compared to $368 million for the same period of 2005.

     -- Cash flow from operating activities for the second quarter of 2006 was $430 million, a 6 percent increase compared to $404 million for the same period of 2005.

     -- Free cash flow for the second quarter of 2006 was $358 million, a 19 percent increase compared to $300 million for the same period of 2005.

     -- Net income for the second quarter of 2006 was $164 million or $0.11 per diluted share (including $73 million of stock-based compensation expense, net of tax, recorded under the fair value method), compared to $755 million or $0.51 per diluted share for the same period of 2005 (including $7 million of stock-based compensation expense, net of tax, recorded under the intrinsic value method) or compared to adjusted net income of $152 million or $0.10 per diluted share (including $57 million of stock-based compensation, net of tax, calculated under the fair value method and excluding gains of $552 million, net of tax, on the sale of certain investments and settlements) for the second quarter of 2005.

     -- Adjusted net income excluding stock-based compensation expense, net of tax, recorded under the fair value method for the second quarter of 2006 was $237 million or $0.16 per diluted share. This compares to adjusted net income of $209 million or $0.14 per diluted share, excluding stock-based compensation expense, net of tax, recorded under the intrinsic value method and gains on the sale of certain investments and settlements, net of tax, for the same period of 2005.

     -- Explanations of the Company's non-GAAP financial measures and the related reconciliations to the GAAP financial measures the Company considers most comparable are included in the accompanying "Note to Unaudited Condensed Consolidated Statements of Operations" and the "Reconciliations to Unaudited Condensed Consolidated Statements of Operations".

     "We continued to execute on our plan in the second quarter -- delivering strong revenue growth, profitability, and returns on our significant free cash flow -- while also investing in our business to position the company for future growth," said Susan Decker, chief financial officer, Yahoo!. "We believe these investments will expand our unique collection of online services to best meet the objectives of our customers and users, generating maximum value for our network."

     Segment Financial Results

     -- United States revenues for the second quarter of 2006 were $1,070 million, a 23 percent increase compared to $870 million for the same period of 2005.

     -- International revenues for the second quarter of 2006 were $506 million, a 32 percent increase compared to $383 million for the same period of 2005.

     -- United States segment operating income before depreciation, amortization and stock-based compensation expense for the second quarter of 2006 was $341 million, a 17 percent increase compared to $291 million for the same period of 2005.

     -- International segment operating income before depreciation, amortization and stock-based compensation expense for the second quarter of 2006 was $116 million, a 51 percent increase compared to $77 million for the same period of 2005.

     Cash Flow Information

     Free cash flow was $358 million in the second quarter of 2006 compared to $300 million for the same period of 2005. In addition to free cash flow, Yahoo! generated $102 million from the issuance of common stock as a result of the exercise of employee stock options. These sources of cash were offset by $250 million used for structured stock repurchase transactions, $51 million used for direct stock repurchases and $61 used for acquisitions. Cash, cash equivalents and investments in marketable debt securities were $3,965 million at June 30, 2006 as compared to $3,833 million at March 31, 2006, an increase of $132 million.
     Please refer to the "Note to Unaudited Condensed Consolidated Statements of Operations" for definitions of certain key financial measures used here and in the "Business Outlook" attached to this press release.

     Quarterly Conference Call

     Yahoo! will host a conference call to discuss second quarter results at 5:00 p.m. Eastern Time today. A live webcast of the conference call, together with supplemental financial information, can be accessed through the Company's Investor Relations website at http://yhoo.client.shareholder.com/earnings.cfm. In addition, an archive of the webcast can be accessed through the same link. An audio replay of the call will be available following the conference call by calling 877-213-9653 or 630-652-3041, reservation number: 15156743.

     About Yahoo!

     Yahoo! Inc. is a leading global Internet brand and one of the most trafficked Internet destinations worldwide. Yahoo! seeks to provide online products and services essential to users' lives, and offers a full range of tools and marketing solutions for businesses to connect with Internet users around the world. Yahoo! is headquartered in Sunnyvale, California.

     This press release includes the following financial measures defined as non-GAAP financial measures by the Securities and Exchange Commission: revenues excluding traffic acquisition costs, operating income before depreciation, amortization and stock-based compensation expense, free cash flow, and adjusted net income and adjusted net income per share. These measures may be different from non-GAAP financial measures used by other companies. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles. See "Note to Unaudited Condensed Consolidated Statements of Operations" and "Reconciliations to Unaudited Condensed Consolidated Statements of Operations" included in this press release for further information regarding these non-GAAP financial measures.
     This press release and its attachments contain forward-looking statements that involve risks and uncertainties concerning Yahoo!'s expected financial performance (as described without limitation in the Business Outlook section and the quotations from management in this press release), as well as Yahoo!'s strategic and operational plans. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance. The potential risks and uncertainties include, among others, the Company's ability to compete with new or existing competitors; reduction in spending by, or loss of, marketing services customers; the demand by customers for Yahoo!'s premium services; acceptance by users of new products and services; risks related to joint ventures and the integration of recent acquisitions; risks related to the Company's international operations; failure to manage growth and diversification; adverse results in litigation, including intellectual property infringement claims; the Company's ability to protect its intellectual property and the value of its brands; dependence on key personnel; dependence on third parties for technology, services, content and distribution; and general economic conditions. All information set forth in this release and its attachments is as of July 18, 2006. Yahoo! does not intend, and undertakes no duty, to update this information to reflect future events or circumstances. More information about potential factors that could affect the Company's business and financial results is included under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 which are on file with the SEC and available at the SEC's website at www.sec.gov. Additional information will also be set forth in those sections in Yahoo!'s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, which will be filed with the SEC in the third quarter of 2006.

     Yahoo! and the Yahoo! logos are trademarks and/or registered trademarks of Yahoo! Inc. All other names are trademarks and/or registered trademarks of their respective owners.


                             Yahoo! Inc.
      Unaudited Condensed Consolidated Statements of Operations
               (in thousands, except per share amounts)

                             Three Months Ended    Six Months Ended
                                 June 30,              June 30,
                          ---------------------- ---------------------
                             2005       2006       2005       2006
                          ---------------------- ---------------------

Revenues                  $1,252,997 $1,575,854 $2,426,739 $3,142,909

Cost of revenues (1)         500,158    645,767    967,082  1,303,710

                           ---------- ---------- ---------- ----------
Gross profit                 752,839    930,087  1,459,657  1,839,199
                           ---------- ---------- ---------- ----------

Operating expenses:
  Sales and marketing (2)    247,915    325,845    479,924    657,005
  Product development (2)    129,285    208,743    251,896    426,320
  General and
   administrative (2)         87,128    131,909    165,387    260,214
  Amortization of
   intangibles (1)            27,154     34,003     53,730     64,861
                           --------------------- ---------- ----------
  Total operating expenses   491,482    700,500    950,937  1,408,400
                           ---------- ---------- ---------- ----------

Income from operations       261,357    229,587    508,720    430,799

Other income, net            979,736     36,090  1,029,730     71,526
                           ---------- ---------- ---------- ----------

Income before income
 taxes, earnings in equity
 interests and minority
 interests                 1,241,093    265,677  1,538,450    502,325


Provision for income taxes  (515,855)  (122,698)  (636,290)  (225,630)
Earnings in equity
 interests                    33,105     21,634     62,483     48,071
Minority interests in
 operations of
 consolidated subsidiaries    (3,654)      (283)    (5,394)      (577)
                           ---------- ---------- ---------- ----------

Net income                $  754,689 $  164,330 $  959,249 $  324,189
                           ========== ========== ========== ==========


Net income per share -
 diluted                  $     0.51 $     0.11 $     0.65 $     0.22
                           ========== ========== ========== ==========

Shares used in per share
 calculation - diluted     1,484,200  1,476,642  1,481,114  1,484,809
                           ========== ========== ========== ==========


(2) Stock-based compensation expense was allocated as follows:
      Cost of revenues    $        - $    1,582 $        - $    3,267
      Sales and marketing      1,509     38,489      2,999     77,356
      Product development      3,741     36,170      7,003     73,887
      General and
       administrative          5,698     23,482     10,412     53,854
                           ---------- ---------- ---------- ----------
      Total stock-based
       compensation
       expense            $   10,948 $   99,723 $   20,414 $  208,364
                           ========== ========== ========== ==========


----------------------------------------------------------------------

Supplemental Financial Data (See Note)
---------------------------
Revenues excluding TAC    $  875,112 $1,122,655 $1,695,867 $2,210,353
Operating income before
 depreciation,
 amortization and stock-
 based compensation
 expense                  $  368,440 $  456,858 $  713,502 $  891,790
Free cash flow            $  299,874 $  357,830 $  617,440 $  700,776

Adjusted net income per
 diluted share excluding
 stock-based compensation
 expense                  $     0.14 $     0.16 $     0.27 $     0.32
Adjusted net income per
 diluted share including
 fair value stock-based
 compensation expense     $     0.10 $     0.11 $     0.20 $     0.22

----------------------------------------------------------------------

(1) Yahoo! has changed its classification of amortization expense related to developed technology and patents acquired through acquisitions. Amortization expense of $14 million and $28 million for the three and six months ended June 30, 2005, respectively, has been reclassified to cost of revenues from operating expenses.

(2) Prior to January 1, 2006, Yahoo! accounted for stock-based compensation under Accounting Principles Board, Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25"). In accordance with APB 25, Yahoo! historically used the intrinsic value method to account for stock-based compensation expense. As of January 1, 2006, Yahoo! accounts for stock-based compensation expense under the fair value method in accordance with Statement of Financial Accounting Standards No. 123R, "Share-Based Payment" ("SFAS 123R"). As Yahoo! adopted the modified prospective transition method, results for prior periods have not been restated under the fair value method for GAAP purposes. Yahoo! is presenting a non-GAAP adjusted net income per diluted share financial measure which includes stock-based compensation expense calculated under the fair value method for all periods presented. Yahoo! is also presenting a non-GAAP adjusted net income per diluted share financial measure which excludes stock-based compensation expense for all periods presented.



                              Yahoo! Inc.
   Note to Unaudited Condensed Consolidated Statements of Operations

This press release includes the non-GAAP financial measures of revenues excluding traffic acquisition costs or TAC, operating income before depreciation, amortization and stock-based compensation expense, free cash flow and adjusted net income and adjusted net income per share, which are reconciled to gross profit, income from operations, cash flow from operating activities, and net income and net income per share, respectively, which we believe are the most comparable GAAP measures. We use these non-GAAP financial measures for internal managerial purposes, when publicly providing our business outlook, and to facilitate period-to-period comparisons. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, gross profit, income from operations, cash flow from operating activities and net income and net income per share calculated in accordance with generally accepted accounting principles.

Revenues excluding TAC is defined as gross profit plus other cost of revenues. Under GAAP, both our revenues and cost of revenues include TAC. In defining revenues excluding TAC as our non-GAAP gross profit measure, we have removed TAC from both revenues and cost of revenues. TAC consists of payments made to affiliates that have integrated our sponsored search offerings into their websites and payments made to companies that direct consumer and business traffic to the Yahoo! website. We present revenues excluding TAC: (1) to provide a metric for our investors to analyze and value our Company and (2) to provide investors one of the primary metrics used by the Company for evaluation and decision-making purposes. We provide revenues excluding TAC because we believe it is useful to investors in valuing our Company. One of the ways investors value companies is to apply a multiple to revenues. Since a significant portion of the GAAP revenues associated with our sponsored search offerings is paid to our third party affiliates, we believe investors find it more meaningful to apply multiples to revenues excluding TAC to assess our value as this avoids "double counting" revenues that are paid to, and being reported by, our third party affiliates. Further, management uses revenues excluding TAC for evaluating the performance of our business, making operating decisions, for budgeting purposes, and as a factor in determining management compensation. A limitation of revenues excluding TAC is that it is a measure which we have defined for internal and investor purposes that may be unique to the Company and therefore it may not enhance the comparability of our results to other companies in our industry who have similar business arrangements but address the impact of TAC differently.

Operating income before depreciation, amortization and stock-based compensation expense is defined as income from operations before depreciation, amortization of intangible assets and stock-based compensation expense. We consider operating income before depreciation, amortization and stock-based compensation expense to be an important indicator of the operational strength of the Company. This measure eliminates the effects of depreciation, amortization of intangible assets and stock-based compensation expense from period to period, which we believe is useful to management and investors in evaluating the operating performance of the Company, as depreciation and amortization costs are not directly attributable to the underlying performance of the Company's business operations. A limitation associated with this measure is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in the Company's businesses. Management evaluates the costs of such tangible and intangible assets through other financial measures such as capital expenditures. A further limitation associated with this measure is that it does not include stock-based compensation expense related to our workforce.

Free cash flow is defined as cash flow from operating activities, less net capital expenditures and dividends received and including the excess tax benefits from stock-based compensation. We consider free cash flow to be a liquidity measure which provides useful information to management and investors about the amount of cash generated by the business after the acquisition of property and equipment, which can then be used for strategic opportunities including, among others, investing in the Company's business, making strategic acquisitions, strengthening the balance sheet and repurchasing stock. A limitation of free cash flow is that it does not represent the total increase or decrease in the cash balance for the period.

Adjusted net income is defined as net income excluding certain gains, losses and expenses and their related tax effects that we do not believe are indicative of our ongoing operating results and further adjusted for stock-based compensation expense under two different methods. Effective January 1, 2006, we adopted SFAS 123R under the modified prospective transition method and therefore have recorded stock-based compensation expense under the fair value method for the three and six months ended June 30, 2006. Prior to January 1, 2006, including the three and six months ended June 30, 2005, we recorded stock-based compensation expense under the intrinsic value method. We have included two non-GAAP measures for adjusted net income and adjusted net income per share. In one adjusted net income measure, we have excluded stock-based compensation expense in addition to certain gains, losses and expenses and their related tax effects. In the alternative adjusted net income measure, we have included our calculation of stock-based compensation expense calculated under the fair value method (as previously disclosed) for the three and six months ended June 30, 2005, in addition to excluding certain gains, losses and expenses and their related tax effects, so that both presented periods include stock-based compensation expense under the fair value method. We consider adjusted net income to be a profitability measure which facilitates the forecasting of our operating results for future periods and allows for the comparison of our results to historical periods and to other companies in our industry. A limitation of adjusted net income is that it does not include all items that impact our net income and net income per share for the period.



                             Yahoo! Inc.
  Reconciliations to Unaudited Condensed Consolidated Statements of
                              Operations
                            (in thousands)

                             Three Months Ended    Six Months Ended
                                 June 30,              June 30,
                          --------------------------------------------
                             2005       2006       2005       2006
                          --------------------------------------------

Revenues for groups of similar services:
  Marketing services      $1,094,301 $1,386,245 $2,119,097 $2,767,099
  Fees                       158,696    189,609    307,642    375,810
                           ---------- ---------- ---------- ----------
  Total revenues          $1,252,997 $1,575,854 $2,426,739 $3,142,909
                           ========== ========== ========== ==========

Revenues by segment:
  United States           $  869,517 $1,070,134 $1,688,243 $2,167,172
  International              383,480    505,720    738,496    975,737
                           ---------- ---------- ---------- ----------
  Total revenues          $1,252,997 $1,575,854 $2,426,739 $3,142,909
                           ========== ========== ========== ==========

Cost of revenues:
  Traffic acquisition
   costs ("TAC")          $  377,885 $  453,199 $  730,872 $  932,556
  Other cost of revenues     122,273    192,568    236,210    371,154
                           ---------- ---------- ---------- ----------
  Total cost of revenues  $  500,158 $  645,767 $  967,082 $1,303,710
                           ========== ========== ========== ==========

Revenues excluding TAC:
  Gross profit            $  752,839 $  930,087 $1,459,657 $1,839,199
  Other cost of revenues     122,273    192,568    236,210    371,154
                           ---------- ---------- ---------- ----------
  Revenues excluding TAC  $  875,112 $1,122,655 $1,695,867 $2,210,353
                           ========== ========== ========== ==========

Revenues excluding TAC by segment:
  United States:
  Gross profit            $  562,712 $  679,116 $1,090,609 $1,361,507
  Other cost of revenues      97,333    157,388    188,328    301,662
                           ---------- ---------- ---------- ----------
  Revenues excluding TAC  $  660,045 $  836,504 $1,278,937 $1,663,169
                           ========== ========== ========== ==========

  International:
  Gross profit            $  190,127 $  250,971 $  369,048 $  477,692
  Other cost of revenues      24,940     35,180     47,882     69,492
                           ---------- ---------- ---------- ----------
  Revenues excluding TAC  $  215,067 $  286,151 $  416,930 $  547,184
                           ========== ========== ========== ==========

Operating income before depreciation, amortization and stock-based compensation expense:
  Income from operations  $  261,357 $  229,587 $  508,720 $  430,799
  Depreciation and
   amortization               96,135    127,548    184,368    252,627
  Stock-based compensation
   expense                    10,948     99,723     20,414    208,364
                           ---------- ---------- ---------- ----------
  Operating income before
   depreciation,
   amortization and stock-
   based compensation
   expense                $  368,440 $  456,858 $  713,502 $  891,790
                           ========== ========== ========== ==========

Operating income before depreciation, amortization and stock-based compensation expense by segment:
  Operating income before
   depreciation,
   amortization and stock-
   based compensation
   expense - United
   States                 $  291,244 $  340,598 $  561,659 $  675,867
  Operating income before
   depreciation,
   amortization and stock-
   based compensation
   expense - International    77,196    116,260    151,843    215,923
                           ---------- ---------- ---------- ----------
  Operating income before
   depreciation,
   amortization and stock-
   based compensation
   expense                $  368,440 $  456,858 $  713,502 $  891,790
                           ========== ========== ========== ==========

  United States:
  Income from operations  $  202,275 $  148,144 $  392,293 $  285,095
  Depreciation and
   amortization               78,591    103,081    150,194    203,638
  Stock-based compensation
   expense                    10,378     89,373     19,172    187,134
                           ---------- ---------- ---------- ----------
  Operating income before
   depreciation,
   amortization and stock-
   based compensation
   expense - United
   States                 $  291,244 $  340,598 $  561,659 $  675,867
                           ========== ========== ========== ==========

  International:
  Income from operations  $   59,082 $   81,443 $  116,427 $  145,704
  Depreciation and
   amortization               17,544     24,467     34,174     48,989
  Stock-based compensation
   expense                       570     10,350      1,242     21,230
                           ---------- ---------- ---------- ----------
  Operating income before
   depreciation,
   amortization and stock-
   based compensation
   expense -
   International          $   77,196 $  116,260 $  151,843 $  215,923
                           ========== ========== ========== ==========

Free cash flow:
  Cash flow from operating
   activities             $  404,195 $  429,684 $  789,910 $  814,565
  Acquisition of property
   and equipment, net        (93,651)  (175,078)  (161,800)  (316,825)
  Dividends received         (10,670)   (12,908)   (10,670)   (12,908)
  Excess tax benefits from
   stock-based
   compensation                    -    116,132          -    215,944
                           ---------- ---------- ---------- ----------
  Free cash flow          $  299,874 $  357,830 $  617,440 $  700,776
                           ========== ========== ========== ==========



                             Yahoo! Inc.
  Reconciliations to Unaudited Condensed Consolidated Statements of
                              Operations
               (in thousands, except per share amounts)

    Adjusted Net Income Excluding Stock-based Compensation Expense

                                           Three Months Ended
                                             June 30, 2005
                                 -------------------------------------
                                   Reported  Adjustments     Adjusted
                                 -------------------------------------

Revenues                         $1,252,997 $         -    $1,252,997

Cost of revenues                    500,158           -       500,158

                                  ---------- -----------    ----------
Gross profit                        752,839           -       752,839
                                  ---------- -----------    ----------

Operating expenses:
  Sales and marketing               247,915      (1,509)(a)   246,406
  Product development               129,285      (3,741)(a)   125,544
  General and administrative         87,128      (5,698)(a)    81,430
  Amortization of intangibles        27,154           -        27,154
                                  ---------- -----------    ----------
  Total operating expenses          491,482     (10,948)      480,534
                                  ---------- -----------    ----------

  Income from operations            261,357      10,948       272,305

  Other income, net                 979,736    (949,242)(c)    30,494
                                  ---------- -----------    ----------

  Income before income taxes,
   earnings in equity interests
   and minority interests         1,241,093    (938,294)      302,799

  Provision for income taxes       (515,855)    392,732 (d)  (123,123)
  Earnings in equity interests       33,105           -        33,105
  Minority interests in
   operations of consolidated
   subsidiaries                      (3,654)          -        (3,654)
                                  ---------- -----------    ----------

  Net income                     $  754,689 $  (545,562)   $  209,127
                                  ========== ===========    ==========


  Net income per share - diluted $     0.51                $     0.14
                                  ==========                ==========

  Shares used in per share
   calculation - diluted          1,484,200                 1,484,200
                                  ==========                ==========


                                           Three Months Ended
                                             June 30, 2006
                                  ------------------------------------
                                   Reported  Adjustments     Adjusted
                                  ------------------------------------

Revenues                         $1,575,854 $         -    $1,575,854

Cost of revenues                    645,767      (1,582)(b)   644,185

                                  ---------- -----------    ----------
Gross profit                        930,087       1,582       931,669
                                  ---------- -----------    ----------

Operating expenses:
  Sales and marketing               325,845     (38,489)(b)   287,356
  Product development               208,743     (36,170)(b)   172,573
  General and administrative        131,909     (23,482)(b)   108,427
  Amortization of intangibles        34,003           -        34,003
                                  ---------- -----------    ----------
  Total operating expenses          700,500     (98,141)      602,359
                                  ---------- -----------    ----------

  Income from operations            229,587      99,723       329,310

  Other income, net                  36,090           -        36,090
                                  ---------- -----------    ----------

  Income before income taxes,
   earnings in equity interests
   and minority interests           265,677      99,723       365,400

  Provision for income taxes       (122,698)    (26,926)(d)  (149,624)
  Earnings in equity interests       21,634           -        21,634
  Minority interests in
   operations of consolidated
   subsidiaries                        (283)          -          (283)
                                  ---------- -----------    ----------

  Net income                     $  164,330 $    72,797    $  237,127
                                  ========== ===========    ==========


  Net income per share - diluted $     0.11                $     0.16
                                  ==========                ==========

  Shares used in per share
   calculation - diluted          1,476,642                 1,476,642
                                  ==========                ==========


                                            Six Months Ended
                                             June 30, 2005
                                 -------------------------------------
                                   Reported  Adjustments     Adjusted
                                 -------------------------------------

Revenues                         $2,426,739 $         -    $2,426,739

Cost of revenues                    967,082           -       967,082

                                  ---------- -----------    ----------
Gross profit                      1,459,657           -     1,459,657
                                  ---------- -----------    ----------

Operating expenses:
  Sales and marketing               479,924      (2,999)(a)   476,925
  Product development               251,896      (7,003)(a)   244,893
  General and administrative        165,387     (10,412)(a)   154,975
  Amortization of intangibles        53,730           -        53,730
                                  ---------- -----------    ----------
  Total operating expenses          950,937     (20,414)      930,523
                                  ---------- -----------    ----------

  Income from operations            508,720      20,414       529,134

  Other income, net               1,029,730    (974,927)(c)    54,803
                                  ---------- -----------    ----------

  Income before income taxes,
   earnings in equity interests
   and minority interests         1,538,450    (954,513)      583,937

  Provision for income taxes       (636,290)    399,313 (d)  (236,977)
  Earnings in equity interests       62,483           -        62,483
  Minority interests in
   operations of consolidated
   subsidiaries                      (5,394)          -        (5,394)
                                  ---------- -----------    ----------

  Net income                     $  959,249 $  (555,200)   $  404,049
                                  ========== ===========    ==========


  Net income per share - diluted $     0.65                $     0.27
                                  ==========                ==========

  Shares used in per share
   calculation - diluted          1,481,114                 1,481,114
                                  ==========                ==========


                                            Six Months Ended
                                             June 30, 2006
                                  ------------------------------------
                                   Reported  Adjustments     Adjusted
                                  ------------------------------------

Revenues                         $3,142,909 $         -    $3,142,909

Cost of revenues                  1,303,710      (3,267)(b) 1,300,443

                                  ---------- -----------    ----------
Gross profit                      1,839,199       3,267     1,842,466
                                  ---------- -----------    ----------

Operating expenses:
  Sales and marketing               657,005     (77,356)(b)   579,649
  Product development               426,320     (73,887)(b)   352,433
  General and administrative        260,214     (53,854)(b)   206,360
  Amortization of intangibles        64,861           -        64,861
                                  ---------- -----------    ----------
  Total operating expenses        1,408,400    (205,097)    1,203,303
                                  ---------- -----------    ----------

  Income from operations            430,799     208,364       639,163

  Other income, net                  71,526           -        71,526
                                  ---------- -----------    ----------

  Income before income taxes,
   earnings in equity interests
   and minority interests           502,325     208,364       710,689

  Provision for income taxes       (225,630)    (64,073)(d)  (289,703)
  Earnings in equity interests       48,071           -        48,071
  Minority interests in
   operations of consolidated
   subsidiaries                        (577)          -          (577)
                                  ---------- -----------    ----------

  Net income                     $  324,189 $   144,291    $  468,480
                                  ========== ===========    ==========


  Net income per share - diluted $     0.22                $     0.32
                                  ==========                ==========

  Shares used in per share
   calculation - diluted          1,484,809                 1,484,809
                                  ==========                ==========



                             Yahoo! Inc.
  Reconciliations to Unaudited Condensed Consolidated Statements of
                              Operations
               (in thousands, except per share amounts)

Adjusted Net Income Including Stock-based Compensation Expense Under the Fair Value Method

                                         Three Months Ended
                                            June 30, 2005
                              ----------------------------------------
                                Reported  Adjustments        Adjusted
                              ----------------------------------------

 Net income                   $  754,689 $  (602,709)(e, g)$  151,980
                               ========== ===========       ==========

 Net income per share -
  diluted                     $     0.51                   $     0.10
                               ==========                   ==========

 Shares used in per share
  calculation - diluted        1,484,200       1,513 (h)    1,485,713
                               ========== ===========       ==========


                                         Three Months Ended
                                            June 30, 2006
                               ---------------------------------------
                                Reported  Adjustments        Adjusted
                               ---------------------------------------

 Net income                   $  164,330             (f)   $  164,330
                               ==========                   ==========

 Net income per share -
  diluted                     $     0.11                   $     0.11
                               ==========                   ==========

 Shares used in per share
  calculation - diluted        1,476,642                    1,476,642
                               ==========                   ==========


                                          Six Months Ended
                                            June 30, 2005
                              ----------------------------------------
                                Reported  Adjustments        Adjusted
                              ----------------------------------------

 Net income                   $  959,249 $  (669,393)(e, g)$  289,856
                               ========== ===========       ==========

 Net income per share -
  diluted                     $     0.65                   $     0.20
                               ==========                   ==========

 Shares used in per share
  calculation - diluted        1,481,114       1,384 (h)    1,482,498
                               ========== ===========       ==========


                                          Six Months Ended
                                            June 30, 2006
                               ---------------------------------------
                                Reported  Adjustments        Adjusted
                               ---------------------------------------

 Net income                   $  324,189             (f)   $  324,189
                               ==========                   ==========

 Net income per share -
  diluted                     $     0.22                   $     0.22
                               ==========                   ==========

 Shares used in per share
  calculation - diluted        1,484,809                    1,484,809
                               ==========                   ==========

Notes:
(a) To eliminate stock-based compensation expense as measured using the intrinsic value method under APB 25.
(b) To eliminate stock-based compensation expenses as measured using the fair value method under SFAS 123R.
(c) To eliminate gains on the sale of certain investments and settlements.
(d) To eliminate income tax effects associated with adjustments referenced in (a), (b), and (c).
(e) To include fair value stock-based compensation expense of $57 million and $114 million, net of tax, respectively, using the fair value method under SFAS 123 as previously disclosed and exclude recorded stock-based compensation expense of $7 million and $12 million, net of tax, respectively, using the intrinsic value method under APB 25 for the three and six months ended June 30, 2005.
(f) Fair value stock-based compensation expenses calculated under SFAS 123R is included in the reported figures and therefore no adjustment is made.
(g) To eliminate gains of $552 million and $567 million, net of tax, respectively, on the sale of certain investments and settlements for the three and six months ended June 30, 2005.
(h) To adjust the number of shares used in the diluted net income per share count for the impact of applying SFAS 123.



                             Yahoo! Inc.
                           Business Outlook

Business Outlook

The following business outlook is based on current information and expectations as of July 18, 2006. Yahoo!'s business outlook as of today is expected to be available on the Company's Investor Relations website throughout the current quarter. Yahoo! does not expect, and undertakes no obligation, to update the outlook prior to the release of the Company's next quarterly earnings announcement, notwithstanding subsequent developments; however, Yahoo! may update the outlook or any portion thereof at any time at its discretion.

                                      Three months         Year
                                         ending           ending
                                      September 30,     December 31,
                                         2006              2006
                                     --------------   ----------------

Revenues excluding TAC (3) outlook (in millions):
  Gross profit                        $925 - $1,015   $3,820 - $4,030
  Other cost of revenues                 190 - 210          780 - 820
                                     --------------   ----------------
  Revenues excluding TAC             $1,115 - $1,225  $4,600 - $4,850
                                     ================ ================

Operating income before depreciation, amortization and stock-based compensation expense (3) outlook (in millions):
  Income from operations               $185 - $225      $935 - $1,025
  Depreciation and amortization          145 - 155          550 - 580
  Stock-based compensation expense       115 - 125          430 - 450
                                     --------------   ----------------
  Operating income before
   depreciation, amortization and
   stock-based compensation expense    $445 - $505    $1,915 - $2,055
                                     ==============   ================

(3) Refer to Note to Unaudited Condensed Consolidated Statements of
    Operations.



                             Yahoo! Inc.
      Unaudited Condensed Consolidated Statements of Cash Flows
                            (in thousands)

                           Three Months Ended      Six Months Ended
                                June 30,               June 30,
                        ----------------------------------------------
                            2005       2006        2005       2006
                        ----------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income            $   754,689 $  164,330 $   959,249 $  324,189
  Adjustments to
   reconcile net income
   to net cash provided
   by operating activities:
    Depreciation             54,721     70,587     102,751    139,201
    Amortization of
     intangible assets       41,414     56,961      81,617    113,426
    Stock-based
     compensation
     expense                 10,948     99,723      20,414    208,364
    Tax benefits from
     stock-based
     compensation           495,041     84,536     602,568    164,281
    Excess tax benefits
     from stock-based
     compensation                 -   (116,132)          -   (215,944)
    Earnings in equity
     interests              (33,105)   (21,634)    (62,483)   (48,071)
    Dividends received       10,670     12,908      10,670     12,908
    Minority interests
     in operations of
     consolidated
     subsidiaries             3,654        283       5,394        577
    (Gain)/loss from
     sale of
     investments, assets
     and other, net        (937,998)     5,207    (952,266)    (2,070)
    Changes in assets
     and liabilities,
     net of effects of
     acquisitions:
      Accounts
       receivable, net      (47,740)   (13,254)    (78,157)   (53,355)
      Prepaid expenses
       and other             (8,868)    (4,604)     10,240    (15,963)
      Accounts payable       10,433     28,100     (14,193)    63,753
      Accrued expenses
       and other
       liabilities           34,597     42,327      79,816     88,596
      Deferred revenue       15,739     20,346      24,290     34,673
                         ----------- ---------- ----------- ----------
  Net cash provided by
   operating activities     404,195    429,684     789,910    814,565
                         ----------- ---------- ----------- ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Acquisition of
   property and
   equipment, net           (93,651)  (175,078)   (161,800)  (316,825)
  Purchases of
   marketable debt
   securities            (3,838,067)  (313,571) (5,474,827)  (648,333)
  Proceeds from sales
   and maturities of
   marketable debt
   securities             3,597,080    409,679   5,374,465    845,674
  Acquisitions, net of
   cash acquired            (72,404)   (60,833)   (126,374)   (55,329)
  Proceeds from sales of
   marketable equity
   securities               958,914          -     970,296          -
  Other investing
   activities, net          (49,913)      (299)    (38,595)      (644)
                         ----------- ---------- ----------- ----------
  Net cash provided by
   (used in) investing
   activities               501,959   (140,102)    543,165   (175,457)
                         ----------- ---------- ----------- ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance
   of common stock, net     212,420    102,306     302,724    189,825
  Repurchases of common
   stock                          -    (51,311)   (164,895)  (690,209)
  Structured stock
   repurchases, net        (263,729)  (250,000)   (359,931)  (227,705)
  Excess tax benefits
   from stock-based
   compensation                   -    116,132           -    215,944
  Other financing
   activities, net                -          -         800          -
                         ----------- ---------- ----------- ----------
  Net cash provided by
   (used in) financing
   activities               (51,309)   (82,873)   (221,302)  (512,145)
                         ----------- ---------- ----------- ----------

Effect of exchange rate
 changes on cash and
 cash equivalents           (25,332)    22,419     (15,073)    34,567

Net change in cash and
 cash equivalents           829,513    229,128   1,096,700    161,530
Cash and cash
 equivalents, beginning
 of period                1,090,910  1,362,095     823,723  1,429,693
                         ----------- ---------- ----------- ----------

Cash and cash
 equivalents, end of
 period                 $ 1,920,423 $1,591,223 $ 1,920,423 $1,591,223
                         =========== ========== =========== ==========

Supplemental schedule of
 acquisition-related
 activities:

  Cash paid for
   acquisitions         $    73,455 $   60,983 $   127,452 $   63,006
  Cash acquired in
   acquisitions              (1,051)      (150)     (1,078)    (7,677)

                         ----------- ---------- ----------- ----------
                        $    72,404 $   60,833 $   126,374 $   55,329
                         =========== ========== =========== ==========

  Common stock,
   restricted stock and
   stock options issued
   in connection with
   acquisitions
                        $     6,615 $        - $    44,381 $        -
                         =========== ========== =========== ==========



                             Yahoo! Inc.
           Unaudited Condensed Consolidated Balance Sheets
                            (in thousands)

                                            December 31,    June 30,
                                                2005          2006
                                            ------------  ------------

ASSETS
Current assets:
  Cash and cash equivalents                $  1,429,693  $  1,591,223
  Marketable debt securities                  1,131,141     1,097,332
  Accounts receivable, net                      721,723       792,451
  Prepaid expenses and other current assets     166,976       173,699
                                            ------------  ------------
  Total current assets                        3,449,533     3,654,705

Long-term marketable debt securities          1,439,014     1,276,117
Property and equipment, net                     697,522       884,005
Goodwill                                      2,895,557     2,975,278
Intangible assets, net                          534,615       454,040
Other assets                                     57,192       136,175
Investments in equity interests               1,758,401     1,810,242
                                            ------------  ------------

Total assets                               $ 10,831,834  $ 11,190,562
                                            ============  ============


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                         $     70,291  $    139,378
  Accrued expenses and other current
   liabilities                                  827,589       935,008
  Deferred revenue                              306,172       348,505
                                            ------------  ------------
  Total current liabilities                   1,204,052     1,422,891

Long-term deferred revenue                       67,792        64,189
Long-term debt                                  749,995       749,971
Other long-term liabilities                     243,580       247,928
Minority interests in consolidated
 subsidiaries                                         -         7,921

Stockholders' equity                          8,566,415     8,697,662
                                            ------------  ------------

Total liabilities and stockholders' equity $ 10,831,834  $ 11,190,562
                                            ============  ============


     CONTACT: Yahoo! Inc.
              Kelly Delaney, 408-349-2579 (Media Relations) kellyd@yahoo-inc.com
              Cathy La Rocca, 408-349-5188 (Investor Relations) cathy@yahoo-inc.com
               or
              OutCast Communications
              Kim Milosevich, 415-345-4734 (Media Relations) kim@outcastpr.com